                                                                   EXHIBIT 10(k)

                          NATIONAL SCIENCE FOUNDATION
               4201 WILSON BOULEVARD - ARLINGTON, VIRGINIA 22230


                                                     Award Date: August 26, 1999
                                                          Grant No.: DMI-9901862
                                                       Proposal No.: DMI-9901862

Mr. J. R. Gaines, Jr.
Vice President
Superconductive Components, Inc.
1145 Chesapeake Avenue
Columbus, OH 43212-2238

Dear Mr. Gaines:

The National Science Foundation hereby awards a grant of $399,855 to Superconductive Components, Inc. for support of the project described in the proposal referenced above, as modified by the letter dated January 6, 1999, the revised budget dated January 20, 3.999, the electronic mail message dated March 11, 1999, and the two-page facsimile dated March 11, 1999.

This project under the direction of Suvankar Sengupta, Chief Scientist, is entitled:

"SBIR Phase II: An Advanced Method to Manufacture Continuous Reacted Lengths of BSCCO-2212 Wires."

This award is effective September 1, 1999 and expires August 31, 2001.

This grant is awarded pursuant to the authority of the National Science Foundation Act of 1950 (42 U.S.C. 1861 et seq.) and is subject to the following terms and conditions:

This grant is subject to the NSF Small Business Innovation Research (SBIR) -Phase II Grant General Conditions (5/99) (http://www.nsf.gov/cgi-bin/getpub?sbiri99). Further, the provisions of the National Science Foundation SBIR/STTR 1999 - Phase I Program Solicitation & Phase II Instructions" (NSF 99-57) (http://www.nsf.gov/pubs/1999/nsf9957/start.htm) are applicable to this grant.

Request for initial payment under this award must be submitted within 30 days of the date of the award using the ACH Vendor/Miscellaneous Payment Enrollment Form, (SF 3881) page 16 of
(http://www.nsf.gov/pubs/1999/nsf9976/nsf9978.pdf) and the attached Request for Initial Payment Form.

                                                                     DMI-9901862

                            SUMMARY PROPOSAL BUDGET

                                                                                          FUNDS
                                                                      PERSON    MOS       GRANTED
                                                            CAL       ACAD      SUMR      BY NSF
     A.   (5.00) Total Senior personnel                     17.10     0.00      0.00      $79,233

     B.   Other Personnel
          1.   (0.00) Post Doctoral associates              0.00      0.00      0.00      $0
          2.   (0.00) Other professionals         0.00      0.00      0.00      0.00      $0
          3.   (0.00) Graduate students                                                   $0
          4.   (0.00) Secretarial-clerical                                                $0
          5.   (0.00) Undergraduate students                                              $0
          6.   (0.00) Other                                                               $0
               Total salaries and wages (A+B)                                             $79,233

     C.   Fringe benefits (if charged as direct cost)                                     $16,639
               Total salaries wages and fringes (A+B+C)                                   $95,872

     D.   Total permanent equipment                                                       $0

     E.   Travel
          1.   Domestic                                                                   $10,492
          2.   Foreign                                                                    $0

     F.   Total participant support costs                                                 $0

     G.   Other direct costs
          1.   Materials and supplies                                                     $18,171
          2.   Publication costs/page charges                                             $0
          3.   Consultant services                                                        $0
          4.   Computer (ADPE) services                                                   $0
          5.   Subcontracts                                                               $195,387
          6.   Other                                                                      $0
               Total other direct costs                                                   $213,558

     H.   Total direct costs (A through G)                                                $319,922

     I.   Total indirect costs                                                            $79,233

     J.   Total direct and indirect costs (H+I)                                           $399,155

     K.   Residual funds / Small business fee
          1.   Residual funds (if for further support of


                                       2

               current projects GPM 252 and 253)                                          $0

          2.   Small business fee                                                         $700

     L.   Amount of this request (J) or (J-K1+K2)                                         $399,855

     M.   Cost sharing


                                                                     DMI-9901862

Progress reports, the final report, and the commercialization report shall be submitted using the SBIR Phase II Report Cover Sheet http://www.T.asf.gov/pubs/1999/'nsf9-O57/Attach/Attach-I.htm) and shall be submitted in accordance with Article 5, SBIR Phase II Grant General Conditions (5/99).

Payments made under this award will be as follows:

$ 99,963       Advance Payment
$ 79,971       Upon acceptance by NSF SBIR Program Officer of first semiannual report:
$ 79,971       Upon acceptance by NSF SBIR Program Officer of second semiannual report
$ 79,971       Upon. acceptance by NSF SBIR Program officer of third semiannual report
$ 59,979       Upon acceptance by NSF SBIR Program officer of final report

The Foundation authorizes the awardee to enter into the proposed contractual arrangements and to fund such arrangements with award funds up to the amount indicated in the approved budget. Such contractual arrangements should contain appropriate provisions consistent with Article 4 of SBIR - Phase II Grant General Condition and any special conditions included in this award.

The attached budget indicates the amounts, by categories, on which NSF has based its support.

The cognizant NSF program official for this grant is Ritchie B. Coryell (703) 306-1391. The cognizant NSF grants official is Tracy Gorman (703) 306-1212.

                                        Sincerely,

                                        /s/ Aaron R. Asrael

                                        Aaron R. Asrael
                                        Grants Officer


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